                                                                Exhibit 10.17(B)

                               SECOND AMENDMENT TO
                            INVESTOR RIGHTS AGREEMENT

                  THIS SECOND AMENDMENT TO INVESTOR RIGHTS AGREEMENT (the "Second Amendment") is entered into as of this 11 day of October, 2001, by and among Animas Corporation, a Delaware corporation (the "Company") and certain individuals and entities who are identified as "Investors" in an Investor Rights Agreement, dated as of January 28, 2000 (the "Original Agreement"), which individuals and entities are identified on the signature pages to this Second Amendment (collectively, for purposes of this Amendment, the "Series A Investors"). Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Original Agreement.

                                   BACKGROUND

                  WHEREAS, the Series A Investors hold shares of the Company's Series A Preferred Stock, $.01 par value per share (the "Series A Preferred Stock"), and possess certain registration and other rights with respect to such Series A Preferred Stock under the Original Agreement;

                  WHEREAS, the Company previously agreed to sell and issue up to 1,500,000 shares of its Series B Convertible Preferred Stock, $.01 par value per share (the "Series B Preferred Stock") to certain investors (the "Series B Investors"), pursuant to a Series B Convertible Preferred Stock Purchase Agreement, dated January 22, 2001 (the "Series B Purchase Agreement");

                  WHEREAS, in connection with and consideration for the execution and delivery of the Series B Purchase Agreement, the Company extended certain registration and other rights to the Series B Investors, pursuant to a Registration Rights Agreement, dated January 22, 2001 and entered into by and among the Company and the Series B Investors (the "Registration Rights Agreement");

                  WHEREAS, pursuant to a First Amendment to Investor Rights Agreement, dated January 22, 2001 (the "First Amendment"), the Company and certain of the Series A Investors amended the Original Agreement to enable the Series B Investors to receive certain registration and other rights under the Registration Rights Agreement which were superior to those of the Series A Investors and to participate in certain other rights with the Series A Investors;

                  WHEREAS, the Company has agreed to sell and issue up to 2,000,000 shares of its Series C Convertible Preferred Stock, $.01 par value per share (the "Series C Preferred Stock") to certain new investors (the "Series C Investors"), pursuant to a Series C Convertible Preferred Stock Purchase Agreement, dated October 11, 2001 (the "Series C Purchase Agreement");

                  WHEREAS, in connection with and consideration for the Series C Purchase Agreement, the Company seeks to extend certain registration and other rights to the Series C Investors, pursuant to an Amended and Restated Registration Rights Agreement to be entered into by and among the Company, the Series B Investors and the Series C Investors (the "Amended and Restated Registration Rights Agreement");

                  WHEREAS, the Company and the Series A Investors desire to amend the Original Agreement and terminate the First Amendment, as set forth herein, to enable the Series B Investors and the Series C Investors to receive certain registration and other rights under the Amended and Restated Registration Rights Agreement which are superior to those of the Series A Investors and to participate in certain other rights with the Series A Investors; and

                  WHEREAS, Sections 2.9 and 2.10 of the Original Agreement, which apply with equal force and effect to the First Amendment, provide that the Original Agreement, as amended by the First Amendment, may be amended or modified upon the written consent of the Company and the holders of at least a majority of the Registrable Securities Then Outstanding (for purposes of this Second Amendment, the "Requisite Series A Investor Shares"), and the Series A Investors hold the Requisite Series A Investor Shares and desire to amend the Original Agreement and terminate the First Amendment.

                  IN CONSIDERATION of the foregoing and of the mutual promises, covenants and agreement contained in this Second Amendment, the parties, intending to be legally bound, hereby agree as follows:

         1.       Amendment to Original Agreement.

                  (a) Section 2.2.1 of the Original Agreement is hereby amended by adding the following sentence to the end of such section:

                  "Notwithstanding the foregoing, no such request may be made, and the Company shall not comply with the provisions of this
                  Section 2.2, unless at least ninety percent (90%) of the Registrable Securities (as defined in the Amended and Restated Registration Rights Agreement) beneficially owned by the Initial Series B Investors (as defined in the Amended and Restated Registration Rights Agreement) and Initial Series C Investors (as defined in the Amended and Restated Registration Rights Agreement) have been sold by the Initial Series B Investors and Initial Series C Investors, either pursuant to an effective registration statement under the Securities Act or pursuant to Rule 144 under the Securities Act."

                  (b) The parenthetical appearing in Section 2.3.1 of the Original Agreement is hereby amended and restated in its entirety to read as follows:

                  "(including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding registration statements relating to employee benefit plans, corporate reorganizations or other transactions under Rule 145 of the Securities Act, or registrations not involving an underwritten offering on Form S-3 effected pursuant to Section 6 of the Amended and Restated Registration Rights Agreement)"

                  (c) Section 2.3.2 of the Original Agreement is hereby amended and restated in its entirety to read as follows:

                  "2.3.2   UNDERWRITING. If the registration statement under
                  which the Company gives notice under this Section 2.3 is for an underwritten offering, the Company shall so advise the Holders. In such event, the right of any Holder to be included in a registration pursuant to this Section 2.3 shall be conditioned upon the Holder's participation in the underwriting and, if such registration involves a required registration effected by either the Series B Investors or Series C Investors (pursuant to Section 4 or 6 of the Amended and Restated Registration Rights Agreement)(a "Series B or Series C Demand"), the maximum number of shares to be registered on behalf of the Holders pursuant to the Series B or Series C Demand, as of the date of the filing of the registration statement with the Commission, shall be twenty percent (20%) of the aggregate number of shares to be registered by all Holders, Series B Investors and Series C Investors participating in such Series B or Series C Demand, it being understood that shares allocated to the Holders shall be allocated pro rata among them based on the number of shares initially sought to be registered by such Holder (or in such other manner as the Holders otherwise agree). Notwithstanding any other provision of the Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, and if such registration is a Series B or Series C Demand, then the number of shares that may be included in the underwriting shall be allocated among each of the Series B Investors, Series C Investors, and each of the Holders pro rata based on the total number of shares of Common Stock that each such Holder, Series B Investor and Series C Investor included in such registration statement as initially filed with the Commission. Notwithstanding any other provision of this Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, and if such registration involves an offering and sale of newly-issued securities by the Company, then the number of shares that may be included in the underwriting shall be allocated: first, to the Company; second, to the Holders, Series B Investors and Series C Investors, pro rata based on the total number of shares of Common Stock that each of the Holders, Series B Investors and Series C Investors sought to include in such registration as reflected in the registration statement as initially filed with the Commission (or in such other manner as the Holders, Series B Investors and Series C Investors shall otherwise agree); and, third, to any other stockholder of the Company (other than a Holder, Series B Investor or Series C Investor) pro rata based on the total number of shares of Common Stock that each such stockholder sought to include in such registration (or in such other manner as such other stockholders shall otherwise agree)."

                  (d) Section 2.4.1 of the Original Agreement is hereby amended by adding the following sentence to the end of such section:

                  "Notwithstanding the foregoing, no such request may be made, and the Company shall not comply with the provisions of this
                  Section 2.4, unless at least ninety percent (90%) of the Registrable Securities (as defined in the Amended and Restated Registration Rights Agreement) beneficially owned by the Initial Series B Investors (as defined in the Amended and Restated Registration Rights Agreement) and Initial Series C Investors (as defined in the Amended and Restated Registration Rights Agreement) have been sold by the Initial Series B Investors and Initial Series C Investors, either pursuant to an effective registration statement under the Securities Act or pursuant to Rule 144 under the Securities Act."

                  (e) Section 3.5 of the Original Amendment is hereby terminated and shall have no further force or effect.

                  (f) Section 4.1 of the Original Agreement is hereby amended and restated in its entirety to read as follows:

                           "4.1 SUBSEQUENT OFFERINGS. In connection with
                  subsequent equity financings, the Investors shall have a right of first refusal to purchase their pro rata share, which for purposes of this Agreement shall mean the number securities proposed to be issued by the Company multiplied by a fraction, the numerator of which shall be the total number of shares of Common Stock and any other security of the Company which by its terms is convertible into or exchangeable or exercisable for Common Stock (regardless of any vesting or other similar restriction) then held by all Investors, and the denominator of which shall be the total number of shares of Common Stock and any other security of the Company which by its terms is convertible into or exchangeable or exercisable for Common Stock (regardless of any vesting or other similar restriction) then outstanding, of all Equity Securities, as defined below, that the Company may, from time to time, propose to sell and issue after the date of this Agreement, other than the Equity Securities excluded by Section 4.5 hereof. The term "Equity Securities" shall mean (a) any Common Stock or Preferred Stock of the Company, (b) any security convertible, with or without consideration, into any Common Stock or Preferred Stock (including any option to purchase such a convertible security), (c) any security carrying any warrant or right to subscribe to or purchase any Common Stock or Preferred Stock or (d) any such warrant or right.

                  2. Further Effect of Original Agreement. Except as otherwise amended herein, all other provisions of the Original Agreement shall remain in full force and effect. The

Original Agreement and this Second Amendment shall be construed together and considered one and the same agreement.

                  3. Termination of First Amendment. The applicable parties hereto hereby agree that the First Amendment is hereby cancelled and terminated by the terms and provisions of this Second Amendment and shall have no further force or effect.

                  4. Counterparts. This Second Amendment may be executed in counterparts, each of which when executed shall be deemed to be an original, but such counterparts shall together constitute one and the same instrument

                  5.       Modifications to this Agreement. Sections 2.9 and
2.10 and Section 5.5 of the Original Agreement (relating to amendments, modifications and waivers) applies with equal force and effect to this Second Amendment as if fully set forth herein. Neither the Company nor any of the Series A Investors may waive, amend, modify or supplement any of the provisions of the Original Agreement which are amended by this Second Amendment without the prior written consent of (i) the Initial Series B Investors (as defined in the Amended and Restated Registration Rights Agreement) holding at least sixty percent (60%) of votes entitled to be cast by the holders of the Series B Conversion Shares (as defined in the Amended and Restated Registration Rights Agreement) then held by all such Initial Series B Investors, solely with respect to such Series B Conversion Shares, (ii) the Initial Series C Investors (as defined in the Amended and Restated Registration Rights Agreement) holding at least sixty percent (60%) of votes entitled to be cast by the holders of the Series C Conversion Shares (as defined in the Amended and Restated Registration Rights Agreement) then held by all such Initial Series C Investors, solely with respect to such Series C Conversion Shares and (iii) the holders of a majority of the votes entitled to be cast by the holders of the Registrable Securities (as defined in the Amended and Restated Registration Rights Agreement) then outstanding, solely with respect to such Registrable Securities, it being understood that all such Initial Series B Investors, Initial Series C Investors and holders of Registrable Securities are intended beneficiaries hereof.

                                                                Exhibit 10.17(B)

                  IN WITNESS WHEREOF, the parties have executed this Second Amendment to Investor Rights Agreement on the date first above written.

COMPANY                                          SERIES A INVESTORS
Animas Corporation

                                                  /s/ Katherine D. Crothall
                                                 -------------------------------
By: /s/ Katherine D. Crothall
    ---------------------------
Name: Katherine D. Crothall                      _______________________________

Its: President/CEO
                                                 _______________________________

                  IN WITNESS WHEREOF, the parties have executed this Second Amendment to Investor Rights Agreement on the date first above written.

COMPANY                                          SERIES A INVESTORS
Animas Corporation

                                                  /s/ William A. Graham
                                                 -------------------------------
By:_______________________

Name:_____________________                       _______________________________

Its: _____________________
                                                 _______________________________

                  IN WITNESS WHEREOF, the parties have executed this Second Amendment to Investor Rights Agreement on the date first above written.

COMPANY                                          SERIES A INVESTORS
Animas Corporation

                                                  /s/ William A. Graham
                                                 -------------------------------
By:_______________________

                                                 Attorney-In-Fact For
Name:_____________________                       William A. Graham, V
                                                 _______________________________
Its:______________________
                                                 _______________________________

                  IN WITNESS WHEREOF, the parties have executed this Second Amendment to Investor Rights Agreement on the date first above written.

COMPANY                                          SERIES A INVESTORS
Animas Corporation

                                                  /s/ William A. Graham
                                                 -------------------------------
By:_______________________

                                                 Attorney-In-Fact For
Name:_____________________                       Laura M. Graham
                                                 _______________________________
Its:_____________________
                                                 _______________________________

                  IN WITNESS WHEREOF, the parties have executed this Second Amendment to Investor Rights Agreement on the date first above written.

COMPANY                                          SERIES A INVESTORS
Animas Corporation

                                                  /s/ D. L. O. Hurst
                                                 -----------------------------
By:_______________________

Name:_____________________                        D. L. O. Hurst

Its:______________________
                                                  U R.

                  IN WITNESS WHEREOF, the parties have executed this Second Amendment to Investor Rights Agreement on the date first above written.

COMPANY                                  SERIES A INVESTORS
Animas Corporation

                                          /s/ D. M. Black   /s/ Valerie M. Black
                                         ---------------------------------------
By:_______________________

Name:_____________________                D. M. Black    V M Black

Its:______________________

                                          MR             MRS

                  IN WITNESS WHEREOF, the parties have executed this Second Amendment to Investor Rights Agreement on the date first above written.

COMPANY                                          SERIES A INVESTORS
Animas Corporation

                                                  /s/ J. N. Spink
                                                 -------------------------------
By:_______________________

Name:_____________________                         J. N. Spink

Its:______________________
                                                 _______________________________

                  IN WITNESS WHEREOF, the parties have executed this Second Amendment to Investor Rights Agreement on the date first above written.

COMPANY                                          SERIES A INVESTORS
Animas Corporation

                                                   /s/ Grahame Peter Murray
                                                 -----------------------------

By:_______________________

Name:_____________________                            Grahame Peter Murray

Its:______________________
                                                 _______________________________

                  IN WITNESS WHEREOF, the parties have executed this Second Amendment to Investor Rights Agreement on the date first above written.

COMPANY                                    SERIES A INVESTORS
Animas Corporation

                                            /s/ Tennyson Fund II, LLLP
                                           -------------------------------
By:_______________________

Name:_____________________                  /s/ Alfred M. Walpert
                                           -------------------------------
Its:______________________
                                            Alfred M. Walpert, Managing Partner

                  IN WITNESS WHEREOF, the parties have executed this Second Amendment to Investor Rights Agreement on the date first above written.

COMPANY                                          SERIES A INVESTORS
Animas Corporation
                                                 Michael A. Russell
By:_______________________
                                                   /s/ Michael A. Russell
                                                 -------------------------------
Name:_____________________
                                                 _______________________________
Its:______________________

                  IN WITNESS WHEREOF, the parties have executed this Second Amendment to Investor Rights Agreement on the date first above written.

COMPANY                                          SERIES A INVESTORS
Animas Corporation

                                                  /s/ James W. Fox, IV M.D.
                                                 -------------------------------
By:_______________________

Name:_____________________                          James W. Fox, IV M.D.

Its:______________________
                                                     December 6, 2001

                  IN WITNESS WHEREOF, the parties have executed this Second Amendment to Investor Rights Agreement on the date first above written.

COMPANY                                          SERIES A INVESTORS
Animas Corporation

                                                  /s/ Alan I. Reich
                                                 -------------------------------
By:_______________________

Name:_____________________                           Alan I. Reich

Its:______________________
                                                 _______________________________

                                                  /s/ Mindy M. Reich
                                                 -------------------------------
                                                   Mindy M. Reich

                  IN WITNESS WHEREOF, the parties have executed this Second Amendment to Investor Rights Agreement on the date first above written.

COMPANY                                          SERIES A INVESTORS
Animas Corporation

                                                  /s/ W. Michael Tiagwad
                                                 -------------------------------
By________________________
                                                    W. Michael Tiagwad
Name:_____________________

Its:______________________                       _______________________________

                  IN WITNESS WHEREOF, the parties have executed this Second Amendment to Investor Rights Agreement on the date first above written.

COMPANY                                          SERIES A INVESTORS
Animas Corporation
                                                  /s/ Roy C. Amerena
                                                 -------------------------------
By:_______________________
                                                    R. C. Amerena
Name:_____________________
                                                 _______________________________
Its:______________________

                  IN WITNESS WHEREOF, the parties have executed this Second Amendment to Investor Rights Agreement on the date first above written.

COMPANY                                          SERIES A INVESTORS
Animas Corporation

                                                  /s/ Francesca L. Amerena
                                                 -------------------------------
By:_______________________

Name:_____________________                          Francesca L. Amerena

Its: _____________________                       _______________________________

                  IN WITNESS WHEREOF, the parties have executed this Second Amendment to Investor Rights Agreement on the date first above written.

COMPANY                                          SERIES A INVESTORS
Animas Corporation
                                                  /s/ Joe B. Byrum
                                                 -------------------------------
By:_______________________
                                                 _______________________________
Name:_____________________

Its:______________________                       _______________________________